The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


SEMI-ANNUAL REPORT
JUNE 30, 1999


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.



Bond Market Overview
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Dear Investor:

We are pleased to present this Bond Market Overview for the semi-annual report for the First Investors U.S. Government Plus Fund for the six month period ended June 30, 1999. The period under review was characterized by a strong U.S. economy, rising interest rates and a climbing stock market.

The U.S. economy, now in its ninth year of expansion, continued its remarkable performance. Economic growth in the first quarter of 1999 was strong, with the Gross Domestic Product (GDP) growing by 4.3% on an annualized basis. The momentum continued into the second quarter, with growth of 2.3% on an annualized basis. Although the economy continued to expand, inflation stayed under control. As of June 30, the rate of inflation for the previous 12 months was 2% as measured by the Consumer Price Index (CPI). The unemployment rate remained near its lowest level in 30 years at 4.3%. Rising personal income, high consumer confidence, wealth from stock market gains and home price appreciation combined to power economic growth.

During the first half of 1999, interest rates moved sharply higher, causing bond prices to decline. The 30-year U.S. Treasury rate rose from 5.10% on December 31 to 5.96% on June 30. The bellwether rate reached a high of 6.16% in June. This rising interest rate environment was driven by a number of factors, including the improvement of economies around the globe. With foreign economies and markets recovering from last year's financial markets crisis, the "flight to safety" which had benefited U.S. Treasuries reversed, as investors returned to riskier asset classes.

As well, the Federal Reserve became concerned that the continued strength of the U.S. economy, particularly when combined with tight labor markets, would lead to inflation. In an effort to preempt inflation, the Fed raised the Federal Funds rate 25 basis points (.25%) to 5% on June 30. This tightening of monetary policy was a partial unwinding of last Fall's 75 basis point (.75%) decrease in the Federal Funds rate. Although the Fed has currently adopted a neutral stance toward interest rates, it remains alert to developments that may require further rate increases.

Among bond sectors, the high yield bond market provided the highest total returns over the past six months, as companies benefited from the strong economy and healthy earnings. The mortgage-backed bond market was the second best performing bond sector as higher rates substantially reduced prepayment risk. Treasury securities and investment grade corporate bonds had the lowest total returns among bond sectors, in large part due to heavy issuance of U.S. agency and corporate debt. Lastly, in June long-term municipal bond yields rose to their highest level in over 18 months.

Going forward, we anticipate that the bond market will remain stable, at best, for the next three to six months. The domestic economy remains strong, although inflation is not yet apparent. The Fed should remain vigilant in its mission to keep inflation under control. To this end, one or two additional interest rate hikes over the next six months are possible. The bond markets can potentially perform better in the next six to nine months if the economy slows, inflation remains low and the Fed is satisfied with the economic outlook.

Thank you for your continued confidence in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 30, 1999



Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
June 30, 1999

----------------------------------------------------------------------------------------------------------
Principal                                                           1st Fund                2nd Fund
Amount or                                                     -------------------      -------------------
   Shares   Security                                               Value        %          Value        %
----------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT SECURITIES
   $1,550M  Treasury STRIPS, due 11/15/2004                  $ 1,132,959
    1,700M  Treasury STRIPS, due 11/15/1999                                          $ 1,669,851
----------------------------------------------------------------------------------------------------------
            Total Value of U.S.Government Securities
              (cost $915,614 and $1,650,495, respectively)     1,132,959     99.2%     1,669,851     98.3%
----------------------------------------------------------------------------------------------------------
            COMMON STOCKS
            Consumer Cyclicals
       400  Interface, Inc.                                        3,450      0.3%
----------------------------------------------------------------------------------------------------------
            Healthcare
       100  Jones Pharma, Incorporated                             3,937
       200  Jones Pharma, Incorporated                                                     7,875
----------------------------------------------------------------------------------------------------------
                                                                   3,937      0.4%         7,875      0.5%
----------------------------------------------------------------------------------------------------------
            Total Value of Common Stocks
             (cost $6,600 and $5,975, respectively)                7,387      0.7%         7,875      0.5%
----------------------------------------------------------------------------------------------------------
Total Value of Investments
(cost $922,214 and $1,656,470, respectively)                   1,140,346     99.9%     1,677,726     98.8%
Other Assets, Less Liabilities                                     1,571       .1         20,344      1.2
----------------------------------------------------------------------------------------------------------
Net Assets                                                   $ 1,141,917    100.0%   $ 1,698,070    100.0%
==========================================================================================================

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
June 30, 1999

------------------------------------------------------------------------------------------------------------------
                                                                                        1st Fund         2nd Fund
------------------------------------------------------------------------------------------------------------------
Assets

Investments in securities:
  At identified cost                                                              $      922,214   $    1,656,470
                                                                                  ==============   ==============
  At value (Note 1A)                                                              $    1,140,346   $    1,677,726
Cash                                                                                       3,434           19,206
Other assets                                                                               1,308            1,947
                                                                                  --------------   --------------
Total Assets                                                                           1,145,088        1,698,879
                                                                                  --------------   --------------
Liabilities

Accrued expenses                                                                           2,551              809
Accrued advisory fees                                                                        620               --

                                                                                  --------------   --------------
Total Liabilities                                                                          3,171              809

                                                                                  --------------   --------------
Net Assets                                                                        $    1,141,917   $    1,698,070
                                                                                  ==============   ==============
Net Assets Consist of:
Capital paid in                                                                   $      880,194   $    1,627,571
Undistributed net investment income                                                       38,111           56,765
Accumulated net realized gain (loss) on investment transactions                            5,480           (7,522)
Net unrealized appreciation in value of investments                                      218,132           21,256

Total                                                                             $    1,141,917   $    1,698,070
                                                                                  ==============   ==============

Shares of beneficial interest outstanding (Note 3)                                       116,922          157,820
                                                                                  ==============   ==============

Net Asset Value and Redemption Price Per Share
  (Net assets divided by shares of beneficial interest outstanding)               $         9.77   $        10.76
                                                                                  ==============   ==============

Maximum Offering Price Per Share
  (Net asset value /.92)*                                                         $        10.62   $        11.70
                                                                                  ==============   ==============

* On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
Six Months Ended June 30, 1999
------------------------------------------------------------------------------------------------------------------
                                                                                        1st Fund         2nd Fund
------------------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                        $       44,552   $       66,195
  Dividends                                                                                   42               13
                                                                                  --------------   --------------
Total income                                                                              44,594           66,208
                                                                                  --------------   --------------
Expenses (Notes 1 and 4):
  Advisory fee                                                                             5,951            8,664
  Professional fees                                                                        2,098            5,490
  Shareholder servicing costs                                                              1,300            2,908
  Custodian fees                                                                             130              283
  Reports and notices to shareholders                                                        156               60
  Other expenses                                                                             620              170
                                                                                  --------------   --------------
Total expenses                                                                            10,255           17,575
Less: Expenses waived or assumed                                                          (3,655)          (8,006)
      Custodian fees paid indirectly                                                        (117)            (126)
                                                                                  --------------   --------------
Net expenses                                                                               6,483            9,443
                                                                                  --------------   --------------
Net investment income                                                                     38,111           56,765
                                                                                  --------------   --------------
Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investments                                                    5,480              (14)
Net unrealized depreciation of investments                                               (99,359)         (31,927)
                                                                                  --------------   --------------
Net loss on investments                                                                  (93,879)         (31,941)
                                                                                  --------------   --------------
Net Increase (Decrease) in Net Assets Resulting from Operations                   $      (55,768)  $       24,824
                                                                                  ==============   ==============
See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND


-----------------------------------------------------------------------------------------------------
                                                           1st Fund                  2nd Fund
                                                    ----------------------    -----------------------
                                                    1/1/99 to                  1/1/99 to
                                                      6/30/99         1998       6/30/99         1998
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                              $   38,111   $   78,270    $   56,765   $  114,456
Net realized gain (loss) on investments                 5,480       51,229           (14)      11,009
Net unrealized appreciation (depreciation)
  of investments                                      (99,359)       4,446       (31,927)     (28,802)
                                                   ----------   ----------    ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations                       (55,768)     133,945        24,824       96,663
                                                   ----------   ----------    ----------   ----------
Distributions to Shareholders
  Net investment income                                    --      (78,307)           --     (114,597)
  Net realized gains                                       --      (51,230)           --           --
                                                   ----------   ----------    ----------   ----------
    Total distributions                                    --     (129,537)           --     (114,597)
                                                   ----------   ----------    ----------   ----------
Trust Share Transactions (a)
Proceeds from shares sold                                  --       12,973            --       16,820
Reinvestment of distributions                              --      126,517            --      108,843
Cost of shares redeemed                               (36,862)    (191,350)      (91,393)    (308,116)
                                                   ----------   ----------    ----------   ----------
  Net decrease from trust share transactions          (36,862)     (51,860)      (91,393)    (182,453)
                                                   ----------   ----------    ----------   ----------
Net decrease in net assets                            (92,630)     (47,452)      (66,569)    (200,387)

Net Assets
  Beginning of period                               1,234,547    1,281,999     1,764,639    1,965,026
                                                   ----------   ----------    ----------   ----------
  End of period+                                   $1,141,917   $1,234,547    $1,698,070   $1,764,639
                                                   ==========   ==========    ==========   ==========
+ Includes undistributed net
    investment income of                           $   38,111           --    $   56,765           --

(a)Trust Shares Issued and Redeemed
   Sold                                                    --        1,196            --        1,489
   Issued on dividends reinvested                          --       12,368            --       10,259
   Redeemed                                            (3,754)     (17,910)       (8,565)     (27,962)
                                                   ----------   ----------    ----------   ----------
    Net decrease in trust
      shares outstanding                               (3,754)      (4,346)       (8,565)     (16,214)
                                                   ==========   ==========    ==========   ==========

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest of the 1st and 2nd Funds (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The Funds' objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- A security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which each Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve each Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Expense Allocation -- Direct expenses attributable to a Fund are charged to and paid from the assets of that Fund. Indirect or general expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the six months ended June 30, 1999, the Funds' custodian has provided credits in the amount of $243 against custodian charges based on the uninvested cash balances of the Funds.

F. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Security Transactions -- Purchases and sales of securities and long-term U.S. Government Obligations, excluding short-term notes, were as follows:

Six Months Ended June 30, 1999                          1st Fund     2nd Fund
------------------------------                       -----------  -----------
Securities
----------
Purchases                                               $     --     $     --
                                                     ===========  ===========
Proceeds of sales                                       $  1,410     $  1,410
                                                     ===========  ===========
Long-Term U S  Government Obligations
-------------------------------------
Purchases                                               $     --     $     --
                                                     ===========  ===========
Proceeds of sales                                       $ 36,575     $121,357
                                                     ===========  ===========

At June 30, 1999, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                        1st Fund     2nd Fund
                                                     -----------  -----------
Aggregate cost of investments                           $922,214   $1,656,470
                                                     -----------  -----------

Gross unrealized appreciation                           $218,295      $21,256
Gross unrealized depreciation                               (163)          --
                                                     -----------  -----------
Net unrealized appreciation                             $218,132      $21,256
                                                     ===========  ===========

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, of one or more Funds.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Funds. For the six months ended June 30, 1999, total trustees fees accrued by the Funds amounted to $171.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by
 .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the six months ended June 30, 1999, were $14,615 of which $5,846 was waived. In addition, expenses of $5,815 were assumed by FIMCO.

For the six months ended June 30, 1999, shareholder servicing costs included $2,556 in transfer agent fees paid to ADM and $1,131 in IRA custodian fees paid to FFS.


Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
--------------------------------------------------------------------------------------------------------------------------------
                                               P  E  R    S  H  A  R  E    D  A  T  A
          ----------------------------------------------------------------------------------------------------------------------


                          Income from Investment Operations      Less Distributions from
                  Net  ---------------------------------------   -----------------------                                   Net
          Asset Value                Net Realized                                                                  Asset Value
          -----------         Net  and Unrealized   Total from          Net         Net                            -----------
            Beginning  Investment  Gain (Loss) on   Investment   Investment    Realized    Capital          Total          End
            of Period      Income     Investments   Operations       Income        Gain    Surplus  Distributions    of Period
--------------------------------------------------------------------------------------------------------------------------------
1st Fund
--------
1994           $12.35       $.690         $(2.035)     $(1.345)       $.690       $.484      $.001         $1.175        $9.83
1995             9.83        .667           2.114        2.781         .667        .364         --          1.031        11.58
1996            11.58        .648           (.863)       (.215)        .648        .347         --           .995        10.37
1997            10.37        .670            .274         .944         .670        .394         --          1.064        10.25
1998            10.25        .723            .453        1.176         .723        .473         --          1.196        10.23
1/1/99
to 6/30/99      10.23        .326           (.786)       (.460)          --          --         --             --         9.77



2nd Fund
--------
1994           $12.05       $.660         $(1.484)      $(.824)       $.660        $ --      $.006          $.666       $10.56
1995            10.56        .646            .970        1.616         .646          --         --           .646        11.53
1996            11.53        .675           (.560)        .115         .675          --         --           .675        10.97
1997            10.97        .700           (.210)        .490         .700          --         --           .700        10.76
1998            10.76        .733           (.149)        .584         .734          --         --           .734        10.61
1/1/99
to 6/30/99      10.61        .360           (.210)        .150           --          --         --             --        10.76

Financial Highlights (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
-----------------------------------------------------------------------------------------------
                     R A T I O S / S U P P L E M E N T A L  D A T A
          -------------------------------------------------------------------------------------
                                                             Ratio to Average Net
                                        Ratio to Average    Assets Before Expenses
                                          Net Assets**        Waived or Assumed
                                     ----------------------  ----------------------
                                                         Net                     Net   Portfolio
              Total     Net Assets                Investment              Investment    Turnover
            Return+  End of Period    Expenses        Income   Expenses       Income        Rate
                (%)  (in thousands)        (%)           (%)        (%)          (%)         (%)
-----------------------------------------------------------------------------------------------
1st Fund
--------
1994         (10.90)        $1,330       1.60          5.73       1.78         5.55           8
1995          28.29          1,524       1.60          5.60       1.87         5.33           7
1996          (1.86)         1,359       1.60          5.70       1.98         5.32           7
1997           9.10          1,282       1.37          6.11       1.93         5.55           0
1998          11.47          1,235       1.10          6.35       1.93         5.52           1
1/1/99
to 6/30/99    (4.50)         1,142       1.10*         6.42*      1.70*        5.82*          0

2nd Fund
--------
1994          (6.89)        $2,360       1.78          5.48         --           --           8
1995          15.30          2,475       1.93          5.35         --           --           7
1996           1.00          2,168       1.85          5.50         --           --           8
1997           4.47          1,965       1.56          5.93       1.92         5.57           1
1998           5.43          1,765       1.10          6.25       1.96         5.39           1
1/1/99
to 6/30/99     1.41          1,698       1.10*         6.56*      2.02*        5.64*          0

 +Calculated without sales charges
 *Annualized
**Net of expenses waived or assumed (Note 4)

See notes to financial statements



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st and 2nd Funds of First Investors U.S. Government Plus Fund as of June 30, 1999, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1999 and the year ended December 31, 1998, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st and 2nd Funds of First Investors U.S. Government Plus Fund as of June 30, 1999, and the results of their operations, changes in their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 30, 1999



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
--------------------------------
James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
--------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
--------------------------------
Investment  Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Trust's practice to mail only
one copy of its annual and semi-annual
reports to any address at which more
than one shareholder with the same last
name has indicated that mail is to be
delivered.  Additional copies of the
reports will be mailed if requested by
by any shareholder in writing or by
calling 800-423-4026.  The Trust will
ensure that separate reports are sent
to any shareholder who subsequently
changes his or her mailing address.

This report is authorized for
distribution only to existing
shareholders, and, if given to
prospective shareholders, must be
accompanied or preceded by the
Trust's prospectus.